DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Government Fund

Class A   Class B   Class C

Supplement to the Fund's current Prospectus

From February 1, 2002 through April 30, 2002, brokers associated with AG Edwards will receive additional compensation for sales of Class A, Class B and Class C shares as described below.

With respect to any Individual Retirement Account (IRA) accounts opened using Class A shares, AG Edwards' brokers will receive a full reallowance on all new purchases as follows:

Amount of purchase	Additional compensation to Broker
Less than $100,000	0.40%
$100,000 but under $1 million	0.25%

No additional compensation will be paid to brokers associated with AG Edwards for purchases of Class A shares of $1,000,000 or more.

With respect to any rollovers into IRA accounts opened using Class B and Class C shares, AG Edwards' brokers will receive 0.50% additional compensation on those rollovers in excess of $20,000.

The Fund's expense ratio and sales charges paid by shareholders will not increase.

The date of this Supplement is February 1, 2002.